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                                                                    Exhibit 10.2

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                         SUBSIDIARY GUARANTY AGREEMENT

         This Second Amendment to Amended and Restated Subsidiary Guaranty dated as of April 24, 1995 (this "Guaranty Amendment") is among each of the Subsidiary Guarantors listed on the signature pages hereof under the caption "Subsidiary Guarantors" and NationsBank of Texas, N.A. (the "Agent"), as agent for the banks under the Amended and Restated Credit Agreement dated as of May 13, 1994 as amended by the First Amendment Agreement dated as of November 21, 1994 and the Second Amendment Agreement dated as of January 31, 1995 (as the same may be further amended or modified from time to time, the "Credit Agreement") among Union Texas Petroleum Holdings, Inc. (the "Company"), the Co-Agents and lenders parties thereto ("Banks") and the Agent.

         In consideration of the mutual covenants contained herein, the parties hereto agree as follows:

         1. Amendment to the Guaranty Agreement. The fourth recital to the Amended and Restated Subsidiary Guaranty Agreement dated as of May 13, 1994 as amended by the First Amendment to Amended and Restated Subsidiary Guaranty dated as of November 21, 1994 (as so amended, the "Guaranty Agreement") executed by the Subsidiary Guarantors and the Agent is hereby amended by deleting the dollar amount "$350,000,000" therein and inserting in lieu thereof the dollar amount "$450,000,000".

         2. Acknowledgement and Consent. To induce the Agent and the Banks to execute the Third Amendment Agreement dated of even date herewith among the Company, the Banks and Co-Agents parties thereto, and the Agent (the "Credit Agreement Amendment") and other Financing Documents, each of the undersigned Subsidiary Guarantors hereby (a) consents to and agrees to the terms of the Credit Agreement Amendment and the Credit Agreement as amended thereby and the other Financing Documents, (b) agrees that (i) none of such Subsidiary Guarantor's obligations under or in connection with the Financing Documents and none of the Banks' or the Agent's rights and remedies with respect to any Subsidiary Guarantor is released, impaired or affected thereby or by the foregoing, (ii) neither the Guaranty Agreement as amended hereby nor any other Financing Document provided by any Subsidiary Guarantor is released, impaired or affected thereby or by any of the foregoing, and (iii) this acknowledgement shall not be construed as requiring the consent or agreement of any Subsidiary Guarantor in any circumstance, (c) ratifies and confirms all provisions of all Financing Documents executed by such Subsidiary Guarantor and all documents pertaining thereto or referred to therein, and (d) agrees that none of such Subsidiary Guarantor's obligations, none of the Banks' or the Agent's rights and remedies and neither the Guaranty Agreement as amended hereby, nor any
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other Financing Document, would be released, impaired or affected if such
Subsidiary Guarantor had not acknowledged the Credit Agreement Amendment and other Financing Documents.

         3.      Miscellaneous.

                 3.1. Amendments, Etc. No amendment or waiver of any provision of this Guaranty Amendment, and no consent to any departure by any Subsidiary Guarantor, any Bank or the Agent herefrom, shall in any event be effective unless effected in accordance with Section 3.03 of the Guaranty Agreement. This Guaranty Amendment shall become effective upon the execution of this Guaranty Amendment by the Subsidiary Guarantors and the Agent.

                 3.2. Texas Law. This Guaranty Amendment, and the Guaranty Agreement as amended hereby, shall be construed in accordance with and governed by the laws of the State of Texas.

                 3.3. Preservation. Except as specifically modified by the terms of this Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Guaranty Agreement remain in full force and effect. Each of the undersigned Subsidiary Guarantors hereby ratifies and confirms the Guaranty Agreement as amended hereby. Terms used herein which are not defined herein and are defined in the Credit Agreement, as amended by the Credit Agreement Amendment, are used herein as defined in the Credit Agreement, as amended by the Credit Agreement Amendment. References in the Guaranty Agreement as amended hereby to "the Agreement", "the Guaranty Agreement", "this Guaranty Agreement" or to "this Agreement" or to words of similar effect (such as "herein") shall mean the Guaranty Agreement as amended hereby.

                 3.4. Execution in Counterparts. This Guaranty Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 3.5. Authority, etc. Each of the undersigned Subsidiary Guarantors hereby represents and warrants to the Agent and each of the Banks that (a) the execution and delivery by such Subsidiary Guarantor of the Guaranty Agreement and this Guaranty Amendment, and the performance of the Guaranty Agreement as amended hereby and this Guaranty Amendment, (i) are within such Subsidiary Guarantor's corporate powers, (ii) have been duly authorized by all necessary corporate action of such Subsidiary Guarantor,
(iii) do not contravene or constitute a default under any provision of applicable law or regulation and (iv) require no authorization, consent or approval of any governmental body, agency or official other than those authorizations, consents and approvals that have been obtained and are in full force and effect, and (b) the Guaranty Agreement and this Guaranty Amendment have been duly executed






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and delivered by such Subsidiary Guarantor and this Guaranty Amendment and the
Guaranty Agreement as amended hereby constitute legal, valid and binding obligations of such Subsidiary Guarantor.

         IN WITNESS WHEREOF, the parties hereto have caused this Guaranty Amendment to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

                                        SUBSIDIARY GUARANTORS:

                                        UNION TEXAS PETROLEUM ENERGY CORPORATION


                                        By:      /s/ M.N. MARKOWITZ
                                            -----------------------------------
                                                 M.N. Markowitz
                                                 Treasurer


                                        UNION TEXAS PRODUCTS CORPORATION


                                        By:      /s/ M.N. MARKOWITZ
                                            -----------------------------------
                                                 M.N. Markowitz
                                                 Treasurer


                                        UNION TEXAS EAST KALIMANTAN LIMITED


                                        By:      /s/ M.N. MARKOWITZ
                                            -----------------------------------
                                                 M.N. Markowitz
                                                 Treasurer


                                        UNION TEXAS INTERNATIONAL CORPORATION


                                        By:      /s/ M.N. MARKOWITZ
                                            -----------------------------------
                                                 M.N. Markowitz
                                                 Treasurer






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                                          UNISTAR, INC.


                                          By:      /s/ M.N. MARKOWITZ
                                              ----------------------------------
                                                   M.N. Markowitz
                                                   Vice President




                                          AGENT:

                                          NATIONSBANK OF TEXAS, N.A., as  Agent


                                          By:      /s/ PAUL A. SQUIRES
                                              ----------------------------------
                                                   Paul A. Squires
                                                   Senior Vice President






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